SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 28, 2000 and May 23, 2000


                           LaSalle Re Holdings Limited
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             (Exact name of registrant as specified in its charter)



          Bermuda                       1-12823               Not Applicable
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  (State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)




        Continental Building, 25 Church Street
             Hamilton HM12, Bermuda                            Not Applicable
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          (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: 441-292-3339
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                                 Not Applicable
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          (Former name or former address, if changed since last report)








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Item 5.           Other Events.

         On June 28, 2000, Trenwick Group Inc. ("Trenwick"), LaSalle Re Holdings Limited ("LaSalle"), LaSalle Re Limited ("LaSalle Re") and Trenwick Group Ltd. (formerly known as Gowin Holdings International Limited) entered into Amendment No. 1 to their Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization dated as of March 20, 2000 (the "Agreement"), pursuant to which the date on which the Agreement may be terminated by either LaSalle or Trenwick without prior occurrence of the Effective Time, as defined in the Agreement, was extended from June 30, 2000 to the first business day following September 30, 2000.

       In addition, on May 23, 2000, Corporate Partners, L.P. and two of its affiliates relinquished for cancellation 454,500 options to purchase exchangeable nonvoting common shares of LaSalle Re and in consideration therefor LaSalle Re paid the optionholders, in the aggregate, $3,131,080. This payment represented an amount per option equal to the difference between (i) the weighted average trading price of a LaSalle common share on the New York Stock Exchange for the period between May 15, 2000 and May 19, 2000 and (ii) the exercise price of the option.

Item 7.           Financial Statements and Exhibits

(c)               Exhibits

2.1 Agreement, Scheme of Arrangement, Plan of Merger and Plan of Reorganization, dated as of December 19, 1999, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc., Trenwick Group (Delaware) Inc. and Gowin Holdings International Limited. Incorporated by reference to Exhibit 2.1 to LaSalle Re Holdings Limited's Form 8-K, dated December 22, 1999 (File No.1-12823).

2.2 Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization, dated as of March 20, 2000, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc. and Gowin Holdings International Limited. Incorporated by reference to
        Exhibit 2.2 to LaSalle Re Holdings Limited's Form 8-K dated March 20, 2000 (File No. 1-12823).

2.3 Amendment No. 1 to Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization dated as of June 28, 2000, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc. and Trenick Group Ltd (formerly known as Gowin Holdings International Limited).

99.1 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to LaSalle Re Holdings Limited). Incorporated by reference to
        Exhibit 99.1 to LaSalle Re Holdings Limited's Form 8-K, dated December 22, 1999 (File No.1-12823).

99.2 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to Trenwick Group Inc.). Incorporated by reference to Exhibit 99.2 to LaSalle Re Holdings Limited's Form 8-K, dated December 22, 1999 (File No.1-12823).

 99.3 Shareholders Agreement, dated as of December 19, 1999, by and among Trenwick Group Inc., Combined Insurance Company of America, Virginia Surety Company, Inc., Aon Risk Consultants (Bermuda) Ltd., Continental Casualty Company and CNA (Bermuda) Services Limited. Incorporated by reference to Exhibit 99.3 to LaSalle Re Holdings Limited's Form 8-K, dated December 22, 1999 (File No.1-12823).

99.4 Press release of Trenwick Group Inc. and LaSalle Re Holdings Limited issued December 19, 1999. Incorporated by reference to Exhibit 99.4 to LaSalle Re Holdings Limited's Form 8-K, dated December 22, 1999 (File No.1-12823).


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                                 SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 28, 2000                 LASALLE RE HOLDINGS LIMITED


                                     By:  /s/ Guy D. Hengesbaugh
                                          --------------------------
                                     Name:  Guy D. Hengesbaugh
                                     Title: President & Chief Executive Officer




















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



                               EXHIBIT INDEX

Exhibit
Number          Description


2.1 Agreement, Scheme of Arrangement, Plan of Merger and Plan of Reorganization, dated as of December 19, 1999, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc., Trenwick Group (Delaware) Inc. and Gowin Holdings International Limited. Incorporated by reference to Exhibit 2.1 to LaSalle Re Holdings Limited's Form 8-K, dated December 22, 1999 (File No. 1-12823).

2.2 Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization, dated as of March 20, 2000, by and among LaSalle
        Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc. and Gowin Holdings International Limited. Incorporated by reference to Exhibit
        2.2 to LaSalle Re Holdings Limited's Form 8-K dated March 20, 2000 (File No. 1-12823).

2.3 Amendment No. 1 to Amended and Restated Agreement, Schemes of Arrangement and Plan of Reorganization dated as of June 28, 2000, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc. and Trenwick Group Ltd. (formerly known as Gowin Holdings International Limited).

99.1 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to LaSalle Re Holdings Limited). Incorporated by reference to
        Exhibit 99.1 to LaSalle Re Holdings Limited's Form 8-K, dated December 22, 1999 (File No. 1-12823).

99.2 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to Trenwick Group Inc.). Incorporated by reference to Exhibit 99.3 to LaSalle Re Holdings Limited's Form 8-K, dated December 22, 1999 (File No. 1-12823).

99.3 Shareholders Agreement, dated as of December 19, 1999, by and among Trenwick Group Inc., Combined Insurance Company of America, Virginia Surety Company, Inc., Aon Risk Consultants (Bermuda) Ltd., Continental Casualty Company and CNA (Bermuda) Services Limited. Incorporated by reference to Exhibit 99.3 to LaSalle Re Holdings Limited's Form 8-K, dated December 22, 1999 (File No. 1-12823).

 99.4 Press release of Trenwick Group Inc. and LaSalle Re Holdings Limited issued December 19, 1999. Incorporated by reference to Exhibit 99.4 to LaSalle Re Holdings Limited's Form 8-K, dated December 22, 1999
        (File No. 1-12823).




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